Exhibit 10.8(b)
June 9, 2009

Eckhardt Trading Company
1314 North Dearborn Parkway
The Carriage House
Chicago, Illinois 60610
Attention: Ms. Audrey L. Gale
     Re:       Management Agreement Renewal
Dear Ms. Gale:
We are writing with respect to your management agreement concerning the commodity pool to which reference is made below (the “Management Agreement”). We are extending the term of the Management Agreement through June 30, 2010 and all other provisions of the Management Agreement will remain unchanged.
•	CMF Eckhardt Master Fund L.P.

•	Citigroup Diversified 2000 Futures Fund L.P.

•	SB Diversified Futures Fund L.P.

•	SB Diversified Futures Fund L.P. II
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro Jennifer Magro
Chief Financial Officer & Director
ECKHARDT TRADING COMPANY

By:	/s/ William Eckhardt
Print Name: William Eckhardt

JM/sr